UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02631

Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Robert Amweg

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (610)  558-1750

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

July 22, 2015

Fellow Partner:

Our Fund earned $5.26 per share of net investment income for shares outstanding in the six month period ended June 30, 2015, compared to $4.93 per share earned in the same period of 2014. Dividend income in the first half of 2015 was increased by $87,348 from the same period of 2014. Expenses were decreased in the first half of 2015.

After providing for the July 2015 distribution, the net asset value per partnership share at June 30, 2015 was $546.37. The net asset value on March 31, 2015, the date of our last report, was $546.28.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review

The benchmark S&P 500® Index returned 1.23% for the semi-annual period ended June 30, 2015.

The year started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. High valuations in U.S. stocks drove equity investors toward more appealing opportunities overseas. U.S. stocks rebounded in February thanks to increased merger and acquisition activity and strong earnings reports from cyclical technology companies. However, stock prices came under pressure again in March as an improving labor market furthered the appreciation of the U.S. dollar and raised investors’ focus on the timing of an expected Federal Reserve move toward tightening monetary policy. U.S. equities came back into favor in April, after a powerful rally in European equities left valuations in the United States looking more appealing by comparison. U.S. stocks continued to outperform international markets in the following months as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

A clear sign of strength has yet to emerge from the blurry U.S. economic picture, as uptrends in the housing and labor markets stand in contrast with productivity languor. This economic unevenness together with still quiescent inflation has kept the Federal Reserve tentative on when to start raising short-term interest rates. However, hiring strength and a modest but concrete pickup in wage growth point to a possible acceleration in the second half of 2015. More investors are now penciling in an autumn rate hike — a significant event that could push market volatility beyond the unusually low levels of the past few years, but we think most of the ups and downs will be short-lived for stocks.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review

Summary

After a sizable run-up, U.S. stocks took a breather in the first quarter to digest 2014’s double-digit gains. The broad-market S&P 500® Index ended about 1% higher, though the absolute performance masks a volatile quarter as January opened the year with steep declines followed by a strong reversal in February and further modest declines in March. Much like this time last year, market action was driven principally by uncertainty around the timing, pace and implications of the Federal Reserve’s first interest-rate hike in nearly a decade, as well as a series of disappointing U.S. economic data (albeit, the latter is again expected to prove transitory owing to another bad winter and a major strike in key West Coast ports). Concerns about corporate earnings and forward guidance added to headline volatility, with investors bracing for Q1 profit declines due to a surging U.S. dollar and the ongoing slump in crude-oil prices.

U.S. stocks ended the second quarter pretty much where they started, with the broad-market S&P 500® Index closing up a meager 0.3%. On the positive side, corporate earnings outpaced reduced expectations and more encouraging economic data signaled recovering growth after the first quarter contraction. A surge in mergers and acquisitions (M&A) was also a key support, with health care companies at the center of most merger rumors in the U.S. Of course, there were plenty of concerns beleaguering investors – the most obvious one being the uncertainty in Greece’s increasingly tenuous financial situation, which dominated headlines, particularly in June. A bear market in China and Puerto Rico’s intensifying debt crisis further weighed on sentiment. Meanwhile, though the firmer tone to U.S. economic data suggested a stronger second half of 2015, it also reinforced expectations for an interest-rate hike later this year.

Performance Attribution

The portfolio underperformed its benchmark index, the S&P 500®, for the semi-annual period. Performance was negatively impacted by stock holdings in health care, specifically pharmaceuticals and an underweight to providers & services. Stock holdings in industrials was also a notable detractor, primarily the overweight to the road & rail industry. Additionally, information technology (IT) and consumer staples were detractors, largely due to weakness in semiconductors & semiconductor equipment and beverages, respectively. The largest individual detractor was Union Pacific Corporation, followed by Intel Corporation and American Express Company.

Stock holdings within consumer discretionary were the strongest contributor, specifically media. Holdings in financials also proved beneficial, notably within the diversified financial services industry. An absence to the utilities sector also added meaningfully to portfolio results. The greatest contributors at the stock level were Walt Disney Company, Moody’s Corporation, and Wells Fargo & Company.

Outlook

As a result of market movement and shares redeemed during the semi-annual period, the Fund’s overall weightings changed slightly. We used investor redemptions to reduce the portfolio’s position within Coca-Cola. Furthermore, the Fund remains well diversified, with the largest overweight relative to the S&P 500® Index in financials, industrials, and materials and the largest underweights relative to the benchmark in information technology, utilities, and telecommunication services.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)

We remain positive on U.S. equities given our expectation that growth in the U.S. will rebound over the coming quarters as the dollar- and oil related headwinds subside. Second-quarter economic data has come in better than expected and suggests growth is reaccelerating in the U.S., although it is not evenly across sectors. The trend in the labor market continues to improve and we are seeing it filter into the consumer, most notably in the housing market and consumer spending. The average monthly new home sales through the first two months of the second quarter increased 3.8% above their first-quarter average and 14.4% above their fourth-quarter 2014 average. We believe that the combination of rising new home sales and tight inventories should lead to increased single-family permits and starts over the next few quarters. At the same time, real consumer spending in May was strong and is tracking better than estimates for the quarter.

Taken together, we believe that the improvement in second-quarter data, combined with low inflation and still-low interest rates, should allow U.S. stocks to post positive returns. We are monitoring the potential for slower global growth given the issues in Greece and China, as well as the prospect for higher U.S. interest rates. However, the overall foundation for U.S. companies remains strong.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE COMPARISON

June 30, 2015

(Unaudited)

The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

Total Returns as of June 30, 2015

	Average Annual Total Returns
	6 Month	1 Year	5 Year	10 Year	Since Inception(1)
Chestnut Street Exchange Fund	(1.54)%	2.77%	16.03%	7.32%	11.14%
S&P 500® Index	1.23%	7.42%	17.34%	7.90%	11.20%
Dow Jones Industrial AverageTM Index	0.03%	7.21%	14.44%	7.87%	9.60%

(1)

Cumulative since inception total returns were 5,735.61%, 5,847.52% and 3,304.05% for the Chestnut Street Exchange Fund, the S&P 500® Index and the Dow Jones Industrial AverageTM Index, respectively, for the period December 29, 1976 (inception) to June 30, 2015.

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from January 1, 2015 through June 30, 2015, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ending June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Chestnut Street Exchange Fund

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Six Months Ending June 30, 2015*
Actual	$1,000.00	$984.60	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$2.56

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of (1.54)% for the six-month period ending June 30, 2015.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PORTFOLIO HOLDINGS SUMMARY TABLE

June 30, 2015

(Unaudited)

Security Type/Industry	% of Net Assets	Value
COMMON STOCKS:
Financial	21.3%	$44,769,519
Health Care	15.6	32,763,223
Consumer Cyclicals	15.5	32,599,137
Technology	9.4	19,647,056
Staples	8.0	16,912,546
Energy	8.0	16,845,680
Capital Equipment	6.8	14,202,114
Basics	5.4	11,252,851
Transportation	4.6	9,575,339
Retail	2.1	4,443,373
Utilities	1.7	3,609,199
Other Assets in Excess of Liabilities	1.6	3,267,548

Net Assets	100.0%	$209,887,585

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

June 30, 2015

(Unaudited)

	Shares	Value
COMMON STOCKS—98.4%
BASICS—5.4%
Air Products & Chemicals, Inc.	62,114	$8,499,059
Cabot Corp.	73,848	2,753,792

		11,252,851

CAPITAL EQUIPMENT—6.8%
Emerson Electric Co.	106,453	5,900,690
General Electric Co.	312,436	8,301,424

		14,202,114

CONSUMER CYCLICALS—15.5%
3M Co.	23,636	3,647,035
CBS Corp.,—Class B	51,548	2,860,914
Comcast Corp.,—Class A	128,494	7,727,629
Procter & Gamble Co.	73,071	5,717,075
Walt Disney Co. (The)	110,798	12,646,484

		32,599,137

ENERGY—8.0%
Exxon Mobil Corp.	100,626	8,372,083
Schlumberger, Ltd.	98,313	8,473,597

		16,845,680

FINANCIAL—21.3%
American Express Co.	84,503	6,567,573
Ameriprise Financial, Inc.	19,150	2,392,409
Bank of America Corp.	48,170	819,853
Blackhawk Network Holdings, Inc.—Class B*	6,280	258,737
JPMorgan Chase & Co.	120,418	8,159,524
Moody’s Corp.	70,949	7,659,654
Wells Fargo & Co.	336,269	18,911,769

		44,769,519

HEALTH CARE—15.6%
Abbott Laboratories	112,356	5,514,432
AbbVie, Inc.	112,356	7,549,200
Baxter International, Inc.	55,746	3,898,318
Johnson & Johnson	86,533	8,433,506
Merck & Co., Inc.	129,418	7,367,767

		32,763,223

	Shares	Value
RETAIL—2.1%
Home Depot, Inc.	20,117	$2,235,602
Kohl’s Corp.	13,002	814,055
Safeway, Inc.	76,450	92,505
Wal-Mart Stores, Inc.	18,345	1,301,211

		4,443,373

STAPLES—8.0%
Altria Group, Inc.	15,436	754,975
Coca-Cola Co. (The)	255,728	10,032,209
Hanesbrands, Inc.	19,408	646,674
Kraft Foods Group, Inc.	3,607	307,100
Mondelez International, Inc.,—Class A	10,720	441,021
PepsiCo, Inc.	37,423	3,493,063
Philip Morris International, Inc.	15,436	1,237,504

		16,912,546

TECHNOLOGY—9.4%
Apple, Inc.	16,404	2,057,472
Check Point Software Technologies Ltd.*	45,003	3,579,989
Cisco Systems, Inc.	28,068	770,747
Intel Corp.	287,570	8,746,441
Microsoft Corp.	43,766	1,932,269
Oracle Corp.	63,527	2,560,138

		19,647,056

TRANSPORTATION—4.6%
Union Pacific Corp.	100,402	9,575,339

UTILITIES—1.7%
Verizon Communications, Inc.	77,434	3,609,199

Total Common Stocks (Cost: $27,745,536)		206,620,037

TOTAL INVESTMENTS IN SECURITIES
(Cost: $27,745,536)	98.4%	$206,620,037
Other assets in excess of liabilities	1.6%	3,267,548

NET ASSETS	100.0%	$209,887,585

*	Non-Income Producing

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2015

(Unaudited)

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of June 30, 2015, in valuing the Fund’s investments carried at value:

	Total Value at 6/30/15	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$206,620,037	$206,527,532	$92,505	$—

*	See details of industry breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the six months ended June 30, 2015, securities with an end of period value of $92,505 transferred from Level 1 into Level 2.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Assets and Liabilities

June 30, 2015

(Unaudited)

Assets
Investments in securities, at value (cost $27,745,536)	$206,620,037
Cash	3,741,880
Receivable for investment sold	140,169
Dividends receivable	433,603
Prepaid expenses	53,264

Total assets	210,988,953

Liabilities
Payables for:
Distributions	791,965
Capital shares repurchased	140,202
Investment purchased	81,511
Advisory fees	46,311
Administration and accounting fees	14,973
Custodian fees	7,291
Transfer agent fees	4,508
Accrued expenses and other liabilities	14,607

Total liabilities	1,101,368

Net Assets	$209,887,585

Net Assets consisted of:
Other capital — paid-in or reinvested	$32,557,240
Undistributed net investment income	294,329
Accumulated net realized losses on securities	(1,838,485)
Net unrealized appreciation on investments	178,874,501

Net Assets (Applicable to 384,148 partnership shares outstanding)	$209,887,585

Net Asset Value, offering and redemption price per share ($209,887,585 / 384,148 shares)	$546.37

Net assets applicable to shares owned by:
Limited partners (384,056 shares)	$209,836,980
Managing general partners (92 shares)	50,605

Total net assets (384,148 shares)	$209,887,585

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment income
Dividends		$2,560,501

Expenses
Investment advisory services		295,780
Administration and accounting fees (Note C)		90,173
Legal fees (Note C)		54,369
Managing general partners’ compensation, officer’s salary and expenses (Note C)		43,448
Transfer agent fees		21,112
Custodian fees		15,384
Insurance		11,691
Audit fees		11,346
Printing		8,218
Miscellaneous		4,012

Total expenses		555,533

Advisory fees waived		(17,852)

Total expense, net		537,681

Net investment income		2,022,820

Net realized and unrealized gain on investments
Realized gain on sale of investment securities		524,358
Realized gain from securities transactions: Distributed on redemption of partnership shares		560,185
Unrealized appreciation on investments
Beginning of period	$185,200,619
End of period	178,874,501

Net change in unrealized appreciation		(6,326,118)

Net realized and unrealized loss from investments		(5,241,575)

Net decrease in net assets resulting from operations		$(3,218,755)

Statements of Changes in Net Assets

June 30, 2015 (Unaudited)

	Six Months Ended June 30, 2015 (Unaudited)	2014
Increase /(decrease) in net assets Operations:
Net investment income	$2,022,820	$3,883,178
Net realized gain from securities transactions, for federal income tax purposes net gain is $524,358 and $0	524,358	—
Excess of market value over book value of securities distributed upon redemption of partnership shares	560,185	4,221,508
Net change in unrealized appreciation on investments	(6,326,118)	17,481,260

Increase/(decrease) in net assets resulting from operations	(3,218,755)	25,585,946

Distributions to partners from:
Net investment income	(1,729,168)	(3,880,100)

Capital share transactions:
Net asset value of 269* and 542 shares issued in lieu of cash distributions	147,609	295,468
Cost of 1,035 and 8,964 shares repurchased	(572,231)	(4,665,113)

Decrease in net assets from capital share transactions	(424,622)	(4,369,645)

Total increase in net assets	(5,372,545)	17,336,201
Net assets:
Beginning of year	215,260,130	197,923,929

End of period **	$209,887,585	$215,260,130

*	Includes 269 Limited partners shares and 0 Managing general partners shares.

**	Includes undistributed net investment income of $294,329 and $677, respectively.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FINANCIAL HIGHLIGHTS

(For a Share of the Fund Outstanding Throughout Each Year)

	Six Months Ended June 30, 2015	Years Ended December 31,
		2014	2013	2012	2011	2010
	(Unaudited)
Net Asset Value, Beginning of Period	$559.24	$503.19	$389.89	$348.17	$344.85	$315.61

Income From Investment Operations:
Net investment income	5.26	10.05	9.22	9.42	6.85	5.79
Net gain (loss) on securities (both realized and unrealized)	(13.63)	56.04	113.31	41.72	3.32	29.24

Total from investment operations	(8.37)	66.09	122.53	51.14	10.17	35.03

Less Distributions:
From net investment income	(4.50)	(10.04)	(9.23)	(9.42)	(6.85)	(5.79)

Net Asset Value, End of Period	$546.37	$559.24	$503.19	$389.89	$348.17	$344.85

Total Return	(1.54)%	13.19%	31.59%	14.75%	2.99%	11.27%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$209,888	$215,260	$197,924	$182,628	$176,553	$192,009
Ratios to average net assets:
Expenses
Including waivers, if any	0.51%	0.52%	0.52%	0.53%	0.50%	0.51%
Excluding waivers, if any	0.52%	0.53%	0.52%	0.53%	0.50%	0.51%
Net investment income	1.91%	1.89%	1.95%	2.44%	1.92%	1.80%
Portfolio Turnover Rate	0.02%	—%	—%	—%	—%	1.01%

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

(Unaudited)

(A)	ORGANIZATION

Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B)	SIGNIFICANT ACCOUNTING PRINCIPLES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuations

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions

Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2014, the Fund had a capital loss carryforward of $2,362,843, which expires December 31, 2016. Therefore, no provision for federal income taxes is recorded in the financial statements.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011—2014) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$25,910,261

Gross unrealized appreciation	180,748,265
Gross unrealized depreciation	(38,489)

Net unrealized appreciation	$180,709,776

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

(C)	INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

BlackRock Capital Management, Inc. (“BCM” or the “Adviser”), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 as amended November 1, 2014 (“Advisory Agreement”). All BlackRock entities named are subsidiaries of BlackRock, Inc. Until November 1, 2014, BCM paid BNY Mellon Investment Servicing (US) Inc. for administrative services provided to the Fund.

The Advisory Agreement provides for a fee, computed daily and paid monthly at the annual rate of 0.32% of the first $100,000,000 of the Fund’s net assets, plus 0.24% of the next $100,000,000 of the Fund’s net assets, plus 0.26% of the Fund’s net assets exceeding $200,000,000, which is reduced by an annual charge of $36,000 that is charged ratably against monthly payments. For the six months ended June 30, 2015, this fee reduction equaled $17,852.

BNY Mellon Investment Servicing (US) Inc. also serves as the Fund’s administrator and accounting agent and transfer and dividend disbursing agent.

BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

The Managing General Partners each receive a fixed fee as compensation for their services. In addition, the President, Chief Financial Officer and Chief Compliance Officer receive additional payments for overseeing the Fund’s activities, plus reimbursements of related expenses. For the six months ended June 30, 2015, payments to or for the Managing General Partners amounted to $43,448.

Legal fees amounting to $54,369 for the six months ended June 30, 2015 were paid to Drinker Biddle & Reath LLP.

(D)	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $40,660 and $1,375,477, respectively, for the six months ended June 30, 2015.

(E)	DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund’s distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

The tax character of distributions paid during 2014 and 2013 were as follows:

	2014	2013
Ordinary income	$4,309,473	$4,243,150
Investment expense	(429,373)	(409,188)

Distributed to partners	$3,880,100	$3,833,962

For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)	IN-KIND DISTRIBUTION OF SECURITIES

During the six months ended June 30, 2015, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions in portfolio securities and cash was as follows:

	Value of the Redemptions		Net Realized Gain Included In Redemptions	Fund Shares Redeemed
Portfolio Securities	$572,231	*	$560,185	1,035
Cash	—		—	—

	$572,231		$560,185	1,035

*	Includes $222 in cash redeemed.

Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)	INDEMNIFICATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H)	TAX MATTERS

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$677
Capital loss carryover	(2,362,843)
Other timing differences	(1,836,947)
Net unrealized appreciation of investments	187,037,566

$182,838,453

(I)	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and determined that there were no subsequent events requiring disclosure.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Additional Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 852-4750 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

AND

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Semi Annual Report

June 30, 2015

(Unaudited)

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	8/26/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	8/26/2015

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date	8/26/2015

* Print the name and title of each signing officer under his or her signature.